EXHIBIT 4  --  Sample Stock Certificate



       CLINICAL TRIALS ASSISTANCE CORPORATION STOCK CERTIFICATE SAMPLE

            NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
            INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                CLINICAL TRIALS ASSISTANCE CORPORATION


CUSIP NO. 18726T 10 1                                     NUMBER
                                                          SHARES


              AUTHORIZED COMMON STOCK: 20,000,000 SHARES
                          PAR VALUE: $0.001

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


Shares of CLINICAL TRIALS ASSISTANCE CORPORATION Common Stock

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Kamill Rohny
----------------------------
President and Secretary



                             Corporate Seal

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
Countersigned:
Holladay Stock Transfer
2939 North 67th Place,
Scottsdale, Arizona, 85251 by
                                                  Authorized Signature

CLINICAL TRIALS ASSISTANCE CORPORATION STOCK CERTIFICATE SAMPLE BACK

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a commercial bank or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
and not as tenants in common
UNIF GIFT MIN ACT - . . . . Custodian. . . .
                    (Cust)           (Minor)
under Uniform Gifts to Minors

Act of
        ------------------------
                (State)

Additional abbreviation may also be used though not in the above list.

For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


Shares of capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.